UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report February 5, 2003


                           Commission File No. 0-28168

                        STRATEGIC CAPITAL RESOURCES, INC.
             (Exact name of Registrant as specified in its charter)

         Delaware                                        11-3289981
(State or other jurisdiction of              IRS Employer Identification Number)
incorporation or organization)

             7900 Glades Road, Suite 610, Boca Raton, Florida 33434
                     (Address of principal executive office)

                                 (561) 558-0165
              (Registrant's Telephone Number, Including Area Code)
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ITEM 5.  Other Events

         On February 4, 2003, Strategic Capital Resources, Inc. issued a press release reporting its financial results for the first quarter ended September 30, 2002. A copy of such press release is attached, and incorporated herein by reference, as Exhibit 99.1.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits.

         99.1 Press Release, dated February 4, 2003.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 STRATEGIC CAPITAL RESOURCES, INC.



                                 By:  /s/ DAVID MILLER
                                      ------------------------------------------
                                          Name:  David Miller
                                          Title: Chairman and CEO


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                                  Exhibit Index

Exhibit No.       Description
-----------       -----------

   99.1           Press release, dated February 4, 2003


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